UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

IQVIA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Ellis Road Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	“IQV”	New York Stock Exchange

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Notes Offering and Notes Indenture

On June 11, 2026, IQVIA Inc. (the “Issuer”), a wholly owned subsidiary of IQVIA Holdings Inc. (the “Company”), completed the issuance and sale of €950,000,000 in gross proceeds of 4.625% senior notes due 2033 (the “Notes”).

The Notes were issued pursuant to an Indenture, dated June 11, 2026 (the “Indenture”), among the Issuer, U.S. Bank Trust Company, National Association, as trustee of the Notes, and certain subsidiaries of the Issuer as guarantors.

The net proceeds from the Notes offering will be used to refinance certain of the Issuer’s existing indebtedness and to pay fees and expenses related to the Notes offering.

The Notes are unsecured obligations of the Issuer, will mature on June 15, 2033, unless earlier repurchased or redeemed in accordance with their terms, and will bear interest at the rate of 4.625% per year, with interest payable semi-annually on June 15 and December 15 of each year, beginning on December 15, 2026.

The Issuer may redeem the Notes prior to their final stated maturity, subject to a customary make-whole premium, at any time prior to June 15, 2029 (subject to a customary “equity claw” redemption right) and thereafter subject to a redemption premium declining from 2.313% to 0.000%.

The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Indenture relating thereto, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated June 11, 2026, among IQVIA Inc., as Issuer, U.S. Bank Trust Company, National Association, as trustee of the Notes and certain subsidiaries of the Issuer as guarantors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2026

IQVIA HOLDINGS INC.

By:	/s/ Eric M. Sherbet
Eric M. Sherbet
Executive Vice President, General Counsel and Secretary